AMENDED SECOND LOAN AGREEMENT

         This Amended Loan Agreement is dated as of May 7, 1998 by and between Coherent, Inc., a Delaware corporation ("Coherent"), and Palomar Medical Technologies, Inc., a Delaware corporation ("PMTI").


         Subject to the terms and conditions contained herein, the parties agree as follows:

         1. Loan. At Coherent's sole election and discretion, Coherent shall loan PMTI from time to time amounts to be agreed upon between them, to help finance PMTI's working capital requirements (the "Loans"), which loans shall be evidenced by promissory notes in the form set forth in Exhibit A (the "Note"). The parties agree that the outstanding loan balance as of the date hereof is $1,780,315.22.

         2. Payment. In accordance with the Sales Agency, Development and License Agreement entered into between parties on November 17, 1997 (the
"Agreement"), Coherent will be using its reasonable best efforts to collect PMTI's accounts receivable that are Collateral for this note. As such accounts receivable are collected by Coherent, the amounts due PMTI under the Agreement, less a one-time 1.5% interest charge, shall be credited against the outstanding principal balance of the Note.

         3. Security Interest. PMTI hereby creates and grants to Coherent a security interest in the collateral described in Section 3 hereof to secure the payment and performance of the following obligations of PMTI to Coherent:

         (a) Payment of the indebtedness evidenced by the Note and any and all modifications, extensions or renewals thereof,

         (b) Performance and discharge of each and every obligation, covenant, condition and agreement of PMTI herein contained.


         4. Collateral. The collateral in which the security interest is created (the "Collateral") shall consist of those PMTI's accounts receivable where Coherent has acted as PMTI's sales agent pursuant to the Agreement, together with all proceeds thereto.


         5. Recording. PMTI will execute, deliver and cause to be recorded or filed in the manner and place required by law, any document or instrument that may be requested by Coherent, including financing statements or other instruments of similar character, to perfect and protect the lien of this Loan Agreement upon any and all of the Collateral.

         6. Events of Default. An Event of Default (as hereinafter defined) of any Note issued under this Agreement shall cause all Notes to be immediately due and payable. As used herein, an "Event of Default" shall be any of the following:

         (a) The failure of PMTI to punctually and properly pay the indebtedness evidenced by the Note in accordance with its terms.

         (b) The failure of PMTI punctually and properly to observe, keep or perform any covenant, agreement or condition required to be observed, kept or performed by this Agreement.

         (c) The failure of PMTI to make due and punctual performance of any covenant, obligation or agreement in any note, bond, indenture, loan agreement, note agreement, mortgage, security agreement or other instrument evidencing or related thereto which constitutes an event of default under any such instrument (or would give the holder of such instrument the right to accelerate payment of such obligation), or such obligation is not paid as to principal or interest when due, and such default shall continue for more than the period of notice and/or grace, if any, therein specified and shall not have been waived or otherwise cured.

         7. Rights of Secured Party. Coherent shall have all the rights as a secured party under the laws of California, including the right to sell any part of the Collateral at a public or private sale or bid as a purchaser of the Collateral.

         8. Application of Proceeds of Sale. The proceeds of the sale of any Collateral sold pursuant to Section 6 hereof shall be applied as follows:

         First: To the payment of costs and expenses of such sale, including the fees and out-of-pocket expenses of counsel employed in connection therewith, and the payment of all other costs and expenses incurred by Coherent and in connection with the administration and enforcement of this Agreement;

         Second: To the payment and discharge in full of all obligations described in Section 3 hereof including, without limitation, sums then owing in respect of the Note; and

         Third: The balance (if any) of such proceeds shall be paid to PMTI, its successors and assigns, or as a court of competent jurisdiction may direct.

         9. Covenants of PMTI. PMTI covenants and warrants that, unless compliance is waived by Coherent in writing:

         (a) PMTI will immediately notify Coherent of any change in PMTI's name, identity or corporate structure.

         (b) PMTI will not further encumber, sell, contract for sale or otherwise dispose of any of the Collateral until such time as the security interest created by this Agreement has terminated.

         (c) PMTI will take all actions necessary or appropriate to preserve and defend its title to the Collateral and the validity of the lien created by this Agreement.

         (d) PMTI will promptly notify Coherent in writing of any event which materially and adversely affects the ability of PMTI or Coherent to dispose of the Collateral, or the rights or remedies of Coherent in relation thereto, including, but not limited to, the levy of any legal process against the Collateral.

         (e) PMTI will, without expense to Coherent, do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, all such further acts and instruments as Coherent shall from time to time require in order to facilitate the performance of this Agreement.

         10. Miscellaneous.

         (a) No failure or delay by Coherent in exercising any right, power or privilege hereunder shall operate as a waiver thereof, and no single or partial exercise thereof shall preclude any other of further exercise of the exercise of any other right, power or privilege.

         (b) Should any one or more of the provisions hereof be determined to be illegal or unenforceable, all other provisions hereof shall be give effect separately therefrom and shall not be affected thereby.

         (c) The security interest created by this Loan Agreement shall fully terminate immediately upon the full and complete satisfaction and discharge of all of the Obligations set forth in paragraph 3 hereof. Upon such termination, Coherent shall execute and deliver to PMTI such termination statements and other instruments of release of such security interest as PMTI may reasonably require.

         (d) All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered or mailed first class, postage prepaid, to the parties at the following addresses (or such other address as shall be given in writing by either party to the other):

        To Coherent:

                Coherent, Inc.
                5100 Patrick Henry Drive
                Santa Clara, CA  95054
                Attn:  General Counsel
                Facsimile No.:  (408) 970-9998

        To PMTI:

                Palomar Medical Technologies, Inc.
                45 Hartwell Avenue
                Lexington, MA  02173
                Attn:  General Counsel
                Facsimile No.:   (781) 676-7377

         (e) This Loan Agreement and security interest created hereby shall inure to the benefit of the Coherent, its successor and assigns and any transferee of any of the Obligations secured hereby, and shall be binding upon PMTI and its successors and heirs.

         (f) The laws of the State of California shall govern the validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties.

         The foregoing Agreement is hereby executed as of the date first above written.

                        COHERENT, INC.
                        a Delaware corporation



                        By:
                            -------------------
                        Title:
                              -----------------

                        PALOMAR MEDICAL TECHNOLOGIES, INC.
                        a Delaware corporation



                        By:
                           --------------------------------
                        Title:
                              -----------------------------

                                                                       EXHIBIT A
                                                                              to
                                                                    Exhibit 10.2

                                PROMISSORY NOTE

$__________                                              Santa Clara, California
                                                            ______________, 1998

         FOR VALUE RECEIVED, the undersigned, Palomar Medical Technologies, Inc., a Delaware corporation ("PMTI"), promises to pay to Coherent, Inc., a Delaware corporation ("Coherent"), or order, the principal sum of Dollars ($ ).

         In accordance with the Sales Agency, Development and License Agreement entered into between parties on November 17, 1997 (the "Agreement"), Coherent will be using its reasonable best efforts to collect PMTI's accounts receivable that collateralize this note. As such accounts receivable are collected, the amounts due PMTI under the Agreement, less a one-time 1.5% interest charge, shall be credited against the outstanding principal balance of this promissory note. This Note shall be immediately due and payable in the Event of Default (as defined in the Agreement).

         PMTI shall reimburse Coherent for all costs and expenses incurred by it and shall pay the reasonable fees and disbursements of counsel to Coherent in connection with the enforcement of Coherent's rights hereunder.

         No amendment, modification or waiver of any provision of this Note nor consent to any departure by PMTI therefrom shall be effective unless the same shall be in writing and signed by Coherent and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         PMTI hereby waives any requirement of notice of dishonor, notice of protest and protest.

         This Note shall be deemed to be a contract made under the laws of the State of California and shall be construed in accordance with the laws of said State. This Note shall be binding upon PMTI and its successors and assigns and the terms hereof shall inure to the benefit of Coherent and its successors and assigns, including subsequent holders hereof. The holding of any provision of this Note to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provisions and the other provisions of this Note shall remain in full force and effect.

         This Note is secured with certain collateral pursuant to the terms of the Loan Agreement. A description of the accounts receivables constituting the collateral for this promissory note is set forth on the attached Schedule A.

                PALOMAR MEDICAL TECHNOLOGIES, INC.


                By:
                   -------------------------------